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Exhibit 99.3

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON EXEMPTIONS THEREFROM. THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR UPON RECEIPT BY THE ISSUER OF AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER AND ITS LEGAL COUNSEL THAT SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND THE REGISTRATION AND/OR QUALIFICATION PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

I-BUS CORPORATION

U.S. $7,000,000	SEPTEMBER 29, 2002

8% SENIOR SUBORDINATED PROMISSORY NOTE
DUE MARCH 30, 2006

        I-BUS CORPORATION, a California corporation (the "Company"), for value received, promises to pay to I-BUS/PHOENIX, INC., a California corporation, or its registered assigns (the "Holder"), the aggregate principal amount of $7,000,000 (according to the payment schedule set forth in Section 1(a)) and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal amount hereof at the rate of eight percent (8.00%) per annum, compounded annually. Certain capitalized terms shall have the meanings specified in Section 4 hereof.

1.    Payment Terms.

        (a)    Principal and Interest Payment Schedule.    The Company shall repay the Holder of this Note the principal amount (as set forth below) plus (as set forth below) all accrued and unpaid interest, on the following payment dates:

Payment Date	Principal Payment Amount	Interest Payment
March 30, 2004	$1,000,000 (or such lesser principal amount as is then outstanding)	50% of all accrued and unpaid interest.
March 30, 2005	$3,000,000 (or such lesser principal amount as is then outstanding)	100% of all accrued and unpaid interest.
March 30, 2006	$3,000,000 (or such lesser principal amount as is then outstanding)	100% of all accrued and unpaid interest

        (b)    Place and Manner of Payments.    The Company shall make all payments due to Holder, to such bank account Holder may designate from time to time, in lawful money of the United States and in immediately available funds not later than 12:00 noon Pacific time on the date on which such payment is due.

        (c)    Maturity Date.    On March 30, 2006, the entire unpaid principal balance of this Note, together with any accrued and unpaid interest hereon and any other sums owing hereunder, shall become due and payable in full, without notice or demand.

        (d)    Interest.    The Company shall pay interest on the unpaid principal amount of this Note (as set forth in paragraph (a)) from the date hereof until the maturity or prepayment thereof at a rate of eight percent (8.00%) per annum, compounded annually.

        (e)    Prepayment.    The Company may prepay the principal balance of this Note in whole or in part at any time. Upon any prepayment of this Note, the Company shall pay to Holder all accrued and unpaid interest to the date of such prepayment. The Company may not reborrow any principal amount of this Note which is repaid or prepaid.

2.    Covenants.

        The Company covenants and agrees that so long as any amounts owing under this Note shall be outstanding:

        (a)    Payment of Note; Satisfaction of Obligations.    The Company will duly and punctually pay or cause to be paid the principal of and interest on the Note at the times and in the manner specified in this Note.

        (b)    Office or Agency.    The Company will maintain an office or agency in San Diego, California (or in any future principal place of business of the Company with respect to which the Holder has been notified) where notices, presentations and demands to or upon the Company in respect of this Note may be given or made.

        (c)    Financial Reports.

            (i)  The Company shall deliver or cause to be delivered to Holder, in form and detail reasonably satisfactory to Holder, as soon as practicable and in any event within 30 days after the end of each quarterly accounting period of its fiscal year (commencing with the quarter ending December 31, 2002), consolidated financial statements of the Company and its Subsidiaries as of the last day of such quarterly period, including a balance sheet and statement of shareholders equity, and the related statements of income and expense and cash flows, and a statement of sources and uses of funds for such quarterly period, including a discussion and analysis by management describing all material activities in such quarterly period and financial projections for the next four quarterly periods.

          (ii)  The Company shall deliver or cause to be delivered to Holder, in form and detail reasonably satisfactory to Holder, as soon as practicable and in any event within 45 days after the end of its fiscal year (commencing with the fiscal year ending December 31, 2003, financial statements of the Company and its Subsidiaries, including a balance sheet and statement of equity as of the close of such year, and the related statements of income and expense statement and cash flows, and a statement of sources and uses of funds.

          (iii)  All quarterly and annual financial statements required to be delivered to Holder in accordance with subparagraphs (i) and (ii) above shall be audited to the extent the Company causes its financial statements to be audited, otherwise such financial statements may be unaudited.

          (iv)  From time to time at the request of Holder, senior officers of the Company and its Subsidiaries shall meet with representatives of the Holder in person or by telephone (at Holder's option), for the purpose of disclosing any additional information about the Company and its Subsidiaries as may be requested by Holder.

          (v)  Concurrent with the delivery of financial statements hereunder, the Company (on behalf of itself and each of its Subsidiaries) will sign and deliver to Holder written certification that no Event of Default exists under this Note and, to their best knowledge, no event is pending that would cause an Event of Default.

        (d)    Limitation on Certain Payments.    The Company shall not, directly or indirectly:

            (i)  declare or pay any dividend on, or make any distribution to the holders (as such) in respect of, any shares of its Capital Stock;

          (ii)  purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any Subsidiary of the Company;

          (iii)  permit any Subsidiary of the Company to declare or pay any dividend on, or make any distribution to the holders (as such) in respect of, any shares of its Capital Stock except to the Company or another directly or indirectly wholly-owned Subsidiary of the Company; or

          (iv)  permit any Subsidiary of the Company to purchase, redeem or otherwise retire for value any Equity Interests of it, the Company or any Affiliate of either of them.

        (e)    Limitation on Additional Indebtedness.    Except for Indebtedness subordinated to this Note, and for which all of the proceeds are to be used to repay any amounts outstanding under this Note, the Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to (collectively, "incur") any Indebtedness other than the Indebtedness represented by this Note and the Senior Indebtedness.

        (f)    Restrictions on Liens.    The Company will not itself, and will not permit any Subsidiary of the Company, to create or suffer to exist any Liens upon any assets of the Company or any Subsidiary of the Company or any shares of Capital Stock of the Company or any Subsidiary of the Company, in either case now owned or hereafter acquired, except for Liens to secure the Senior Indebtedness.

        (g)    Ownership of Subsidiaries.    The Company will not itself, and will not permit any direct or indirect Subsidiary of the Company, to sell or transfer the Capital Stock of any Subsidiary or to sell or transfer all or substantially all of the assets of the Company or of any Subsidiary of the Company except to the Company or another directly or indirectly wholly-owned Subsidiary of the Company.

        (h)    Employee Compensation.    The salary, bonus and other benefits paid or accrued for any executive officer of the Company or any Subsidiary of the Company shall not increase over the amount in effect on the date hereof.

3.    Defaults and Remedies.

        (a)    Events of Default.    An "Event of Default" occurs if:

            (i)  the Company defaults in the payment of the principal of this Note when the same becomes due and payable in accordance with the terms hereof;

          (ii)  the Company defaults in the payment of interest on this Note when the same becomes due and payable in accordance with the terms hereof;

          (iii)  the Company fails to comply with any of the agreements, covenants, or provisions of this Note;

          (iv)  an event of default with respect to $100,000 or more occurs under any loan agreement, note, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any Subsidiary of the Company for borrowed money (or the payment of which is guaranteed by the Company or a Subsidiary of the Company), whether such Indebtedness or guarantee now exists or shall be created hereafter, which default shall permit the acceleration of such Indebtedness prior to its expressed maturity;

          (v)  a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Subsidiary of the Company and such remains undischarged for a period (during which execution shall not be effectively stayed) of 30 days, provided that the aggregate of all such judgments exceeds $100,000;

          (vi)  if a plan relating to the liquidation or dissolution of the Company is adopted, or the Company liquidates or dissolves, or sells or leases or otherwise transfers or disposes of all or any substantial part of its property, assets or business, or combines, merges or consolidates with or into any other entity, or changes its legal form, or any Change of Control occurs.

        (vii)  The Company or any Subsidiary of the Company pursuant to or within the meaning of any Bankruptcy Law:

            (A)  commences a voluntary case,

            (B)  consents to the entry of an order for relief against it in an involuntary case,

            (C)  consents to the appointment of a custodian of it or for all or substantially all of its property,

            (D)  makes a general assignment for the benefit of its creditors,

            (E)  generally is unable to pay its debts as the same become due,

            (F)  has filed against it a petition seeking any relief under any Bankruptcy Law and such petition is not vacated or discharged within sixty (60) days after the filing or making thereof, or

            (G)  a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

              (1)  is for relief against the Company or any of its Subsidiaries in an involuntary case,

              (2)  appoints a custodian of the Company or any of its Subsidiaries or for all or substantially all of its property, or

              (3)  orders the liquidation of the Company or any of its Subsidiaries, and the order or decree remains unstayed and in effect for 60 days.

The term "Bankruptcy Law" means title 11, U.S. Code or any similar foreign, federal or state law for the relief of debtors. The term "custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

        (b)    Acceleration of Notes.    If an Event of Default or a Change of Control of the Company occurs, the Holder, by notice to the Company, may declare the unpaid principal of and any accrued interest on this Note to be due and payable. Immediately upon such declaration, the principal and interest shall be due and payable. If an Event of Default specified in paragraph (vii) of Section 3(a) occurs, all unpaid principal and any accrued and unpaid interest and all other amounts due on this Note shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder. The Holder, by written notice to the Company, may rescind an acceleration and its consequences.

        (c)    Other Remedies.    If an Event of Default occurs and is continuing, Holder of this Note may pursue any available remedy to collect the payment of principal or interest on the Note or to enforce the performance of any provision of this Note. Any delay or omission by the Holder of this Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

        (d)    Waiver of Past Defaults.    The Holder of this Note, by written notice to the Company, may waive an existing Default or Event of Default and its consequences.

4.    Definitions.

        The terms defined in this Section 4 shall, for all purposes of this Note, have the meanings herein specified, unless the context otherwise requires.

        "Affiliate" means with respect to a Person, any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. Without limiting the foregoing, all directors and executive officers of a Person that is a corporation, and all managing members of a Person that is a limited liability company, shall be deemed Affiliates of such Person for all purposes hereunder.

        "Capital Stock" means:

          (a)  in the case of a corporation, corporate stock,

          (b)  in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock,

          (c)  in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited), and

          (d)  any other interest or participation (other than Indebtedness) that confers on a Person the right to receive a share of the profits and losses of, or distributions of the assets of, the issuing Person.

        "Change of Control" means the occurrence of the following event: any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the total outstanding Capital Stock of the Company entitled (without regard to the occurrence of any contingency) to vote in the election of directors of the Company.

        "Company" means I-Bus Corporation, a California corporation.

        "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

        "Equity Interest" means Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock).

        "Event of Default" shall have the meaning provided in Section 3(a) of this Note.

        "Indebtedness" means with respect to any Person, the aggregate amount of, without duplication, the following:

          (a)  all obligations for borrowed money;

          (b)  all obligations evidenced by bonds, debentures, notes or other similar instruments;

          (c)  all obligations to pay the deferred purchase price of property or services, accrued commissions and other similar accrued current liabilities in respect of such obligations, except for such liabilities which are not overdue and arise in the ordinary course of business;

          (d)  all obligations or liabilities of others secured by a Lien on any asset owned by such Person whether or not such obligation or liability is assumed;

          (e)  all obligations of such Person, contingent or otherwise, in respect of any letters of credit or bankers' acceptances; and

          (f)    all guaranties.

        "Lien" means any mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in a charge against real or personal property, or security interest of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

        "Note" shall mean this Senior Subordinated Promissory Note due March 30, 2006 (as set forth in Section 1 above) in the initial aggregate principal amount of $7,000,000.

        "Person" means any individual, partnership, limited liability company, association, corporation, trust, unincorporated organization or government or agency or political subdivision thereof.

        "Senior Indebtedness" means any working capital facility of the Company or any of its Subsidiaries whereby credit is extended for working capital purposes in the ordinary course of business of the Company and its Subsidiaries.

        "Subsidiary" or "Subsidiaries" means, with respect to any Person:

          (a)  I-BUS/Phoenix (U.K.) Limited (Tangmere operation), Calphobytax (Portwell operation), and I-BUS/Phoenix France, and

          (b)  any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or combination thereof), and

          (c)  any partnership (1) the sole general partner or the managing partner of which is such Person or Subsidiary of such Person or (2) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

5.    Miscellaneous.

          (a)    Waivers.    Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived. To the extent permitted by applicable law, the defense of the statute of limitations is hereby waived by the Company. No single or partial exercise of any power hereunder shall preclude other or further exercise thereof or the exercise of any other power. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note. No waiver of any breach of any of the covenants or conditions of this Note shall be construed to be a waiver of or acquiescence in or a consent to any previous or subsequent breach of the same or any other condition or covenant. The release of any party liable on this Note shall not operate to release any other party liable hereon. No course of dealing between the Company and the Holder of this Note or any delay or failure on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any rights of the Holder, except to the extent expressly waived in writing by the Holder.

          (b)    Governing Law.    This Note shall be governed by and construed in accordance with the internal laws of the State of California without regard to principles of conflicts of laws.

          (c)    Assignment.    This Note may not be assigned by the Company without the prior written consent of the Holder. This Note shall inure to the benefit of the Holder, its successors, assigns and representatives and shall bind the Company, its successors, assigns and representatives.

          (d)    Modification.    This Note may not be modified, amended or terminated except by a written agreement signed by the Company and the Holder.

          (e)    Expenses.    If any amounts under this Note are not paid when due, including, without limitation, at maturity or by acceleration, the undersigned promises to pay all costs of collection, including without limitation reasonable attorneys' fees, and all expenses in connection with the protection or realization of any collateral securing this Note or the enforcement of any guaranty hereof incurred by the Holder on account of such collection, whether or not suit is filed hereon; and such costs and expenses shall include without limitation all costs, attorneys' fees and expenses incurred by the Holder in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving the Company, which in any way affect the exercise by the Holder of its rights and remedies under this Note. The amount of such costs and expenses shall be paid to the Holder by the Company upon written demand therefor.

          (f)    Headings.    The headings of the sections and paragraphs of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof. All references herein to sections or paragraphs shall refer to the corresponding sections or paragraphs of this Note unless specific reference is made to such sections or paragraphs of another document or instrument. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa.

          (g)    Notices.    All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telecopier, or overnight air courier guaranteeing next day delivery:

(i)	if to Holder I-Bus/Phoenix, Inc. c/o Maxwell Technologies 9244 Balboa Avenue San Diego, California 92123 Attention: Chief Financial Officer
With a copy to Latham & Watkins 701 B Street, Suite 2100 San Diego, California 92101 Attention: David C. Boatwright, Esq.; and
(ii)	if to the Company,
I-Bus Corporation Unit 6, Chichester Business Park City Fields Way Tangmere, West Sussex UK P020 2LB
	Attention:	John Weller
	Facsimile:	44 (0) 1243 756301

PO Box 116 Rancho Santa Fe, CA 92067
Attention:	Johni Chan
Phone:	858-759-5638
Facsimile:	858-759-5638

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the United States mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

        (h)    Severability.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of your rights and privileges shall be enforceable to the fullest extent permitted by law.

        IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by a duly authorized officer and to be dated as of the day and year first above written.

I-BUS CORPORATION, a California corporation
By:	/s/ JOHNI CHAN
	Name:	Johni Chan
Title:

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  Exhibit 99.3